UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 21, 2020 (May 15, 2020)
(Date of earliest event reported)

Forbes Energy Services Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas	78332
(Address of Principal Executive Offices)	(Zip Code)

(361) 664-0549
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into Material Definitive Agreements.
Payroll Protection Program Loan Agreement
On May 15, 2020, Forbes Energy Services LLC (“FES LLC”), a subsidiary of Forbes Energy Services Ltd. (the “Company”), obtained an unsecured $10 million loan (the “PPP Loan”) under the Paycheck Protection Program from Texas Champion Bank. The Paycheck Protection Program was established under the recently congressionally-approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration. In accordance the requirements of the CARES Act, the Company intends to use the proceeds of the PPP Loan for payroll costs, mortgage interest, rent or utility costs.
The PPP Loan has a two year maturity and accrues interest at a rate of 1% per annum. Payments under the PPP Loan are deferred for the first six months of its term.
Under the terms of the CARES Act, loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the Paycheck Protection Program. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage, rent and utility costs. No assurance is provided that the Company will apply for and obtain forgiveness of the PPP Loan in whole or in part.
The foregoing description of the PPP Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the promissory note entered into in connection with the PPP Loan, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Amendment to Merger Agreement
As previously reported, on December 23, 2019, the Company announced that it had entered into an Agreement and Plan of Merger dated as of December 19, 2019 (as amended, supplemented, and modified from time to time, the “Merger Agreement”) with Superior Energy Services, Inc., a Delaware corporation (“Superior”), New NAM, Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of Superior which, prior to the completion of the Mergers (as defined below), will hold the Superior’s North American Business and its associated assets and liabilities (“NAM”), Arita Energy, Inc. (f/k/a Spieth Newco, Inc.), a Delaware corporation and a newly formed, wholly owned subsidiary of the Company (“Arita”), Spieth Merger Sub, Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of Arita (“NAM Merger Sub”), and Fowler Merger Sub, Inc., a Delaware corporation and a newly formed, wholly owned subsidiary of Arita (“Forbes Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, NAM Merger Sub will merge with and into NAM (the “NAM Merger”) and Forbes Merger Sub will merge with and into the Company (the “Forbes Merger,” and together with the NAM Merger, the “Mergers”), with each of NAM and the Company continuing as surviving entities and wholly owned subsidiaries of Arita. On May 20, 2020, the Company, Superior, and NAM entered into a letter agreement (the “Letter Agreement”), pursuant to which Superior and NAM consented to the Company applying for and obtaining the PPP Loan, which consent is required under the terms of the Merger Agreement. Also pursuant to the Letter Agreement, the Company, Superior, and NAM agreed to waive any and all rights they may have to receive a termination fee under the Merger Agreement in the event the Merger Agreement is terminated.
The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.
Amendment to Revolving Loan Agreement
On May 15, 2020, the Company, FES LLC and certain of its subsidiaries entered into the Fourth Amendment to Credit Agreement (the “May 2020 Revolving Loan Amendment”), with Regions Bank, as agent, and the lenders party thereto, which amended the Revolving Loan Agreement, dated November 16, 2018 (as amended, supplemented or otherwise modified prior to the May 2020 Revolving Loan Amendment), in order to permit the incurrence of the PPP Loan, and to effect the other matters set forth therein.
The foregoing description of the May 2020 Revolving Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the May 2020 Revolving Loan Amendment, which is attached as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.
Amendment to Term Loan Agreement
On May 15, 2020, the Company, FES LLC and certain of its subsidiaries entered into Amendment No. 4 to Loan and Security Agreement (the “May 2020 Term Loan Amendment”), with Wilmington Trust, N.A., as agent, and the lenders party thereto, which amended the Loan and Security Agreement, dated April 13, 2017 (as amended, supplemented or otherwise modified prior to the May 2020 Term Loan Amendment), in order to permit the incurrence of the PPP Loan, and to effect the other matters set forth therein.
The foregoing description of the May 2020 Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the May 2020 Term Loan Amendment, which is attached as Exhibit 10.4 to this Form 8-K and incorporated herein by reference.
Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under the heading “Payroll Protection Program Loan Agreement” included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01 – Other Events
Termination of the Merger Agreement
Under the Merger Agreement, either Forbes, on the one hand, or Superior and NAM, on the other hand, has the right to terminate the Merger Agreement if the Mergers are not completed by May 31, 2020. Superior and NAM have advised Forbes that they intend to terminate the Merger Agreement in accordance with its terms.

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits.
Exhibit 10.1	Unsecured Note, dated as of May 15, 2020, by Forbes Energy Services LLC in favor of Texas Champion Bank
Exhibit 10.2	Letter Agreement, dated as of May 20, 2020, by and among Forbes Energy Services Ltd., Superior Energy Services, Inc., and New NAM, Inc.
Exhibit 10.3
Fourth Amendment to Credit Agreement, dated as of May 15, 2020, by and among Forbes Energy Services Ltd., the borrowers party thereto, the lenders party thereto, and Regions Bank, as administrative agent and collateral agent for the lenders.

Exhibit 10.4
Amendment No. 4 to Loan and Security Agreement, dated as of May 15, 2020, by and among Forbes Energy Services LLC, as borrower, the guarantors party thereto, the lenders party thereto, and Wilmington Trust, National Association, as agent for the secured parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: May 21, 2020	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer